UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

Perini Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts 01701
(Address of Principal Executive Offices and Zip Code)

(508) 628-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 1, 2004, the Board of Directors of Perini Corporation elected Robert L. Miller as a director of Perini Corporation. Mr. Miller has not been, and is not currently expected to be, appointed to any committees of the Board of Directors.

Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.                Description

             99.1                   Press Release dated October 4, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 7, 2004       PERINI CORPORATION

                             By:      /s/Michael E. Ciskey
                                      Michael E. Ciskey
                                      Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                Description

 99.1                      Press Release dated October 4, 2004